Exhibit 4.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. CS-	June 29, 2011

WARRANT TO PURCHASE COMMON STOCK

OF

RECEPTOS, INC.

This certifies that, for value received,                                                                or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from RECEPTOS, INC., a Delaware corporation (the “Company”), in whole or in part,                                                                                (              ) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Stock”).  This Warrant shall be exercisable at a per share exercise price initially equal to $0.01, although such price may be adjusted as provided in Section 12 below (the “Exercise Price”).

The number and character of, and the Exercise Price for, the Warrant Shares are subject to adjustment as provided herein and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.  The term “Warrant” as used herein shall mean this Warrant and any warrants delivered in substitution or exchange for this Warrant as provided herein.

1.                                      Term of Warrant.  Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term (the “Exercise Period”) commencing upon the close of business on June 29, 2011, and shall no longer be exercisable and shall terminate upon the earliest to occur of (i) the consummation of any Deemed Liquidation Event (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as in effect on the effective date of the Purchase Agreement), (ii) the date of the closing of the first sale of Common Stock in the Company’s first underwritten public offering of its Common Stock under the Securities Act of 1933, as amended (the “Act”), or (iii) the close of business on June 29, 2018.

2.                                      Exercise of Warrant.

(a)                                 Cash Exercise.  This Warrant may be exercised by the Holder, in whole or in part, during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto as Attachment A (the “Exercise Form”) duly completed and

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executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.  The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.  A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable, and in any event within thirty (30) days, thereafter.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.  Except as provided in Section 12 below, no adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b)                                 Net Issue Exercise.  In lieu of exercising this Warrant pursuant to Section 2(a) above, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect a “Net Issue Exercise” and specifying the number of Warrant Shares to be purchased, during normal business hours on any business day during the Exercise Period.  The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid.  Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed as of the date of surrender of this Warrant to the Company using the following formula (appropriately adjusted in the event of a partial Net Issue Exercise):

X = Y(A-B)
A

Where	X =	the number of shares of Stock to be issued to the Holder under this Section 2(b);

	Y =	the number of shares of Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

	A =	the fair market value of one share of the Stock at the date of such calculation;

	B =	the Exercise Price (as adjusted to the date of such calculation).

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(c)                                  Fair Market Value.  For purposes of the above calculation, fair market value of one share of Stock shall be determined by the Company’s Board of Directors (the “Board”) in good faith; provided, however, that where there exists a public market for the Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Stock or the closing price quoted on any exchange on which the Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.  Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company’s initial public offering of Stock, the fair market value per share shall be the per share offering price to the public in the Company’s initial public offering.

3.                                      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share of Stock multiplied by such fraction.

4.                                      Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

5.                                      Rights of Stockholders.  Except as provided in Section 12 below, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of any capital stock of the Company for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to or from no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

6.                                      Registration Rights.  The Stock issuable upon exercise of this Warrant may be entitled to the registration rights provided in that certain Second Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2009, by and among the Company and certain investors.

7.                                      Transfer of Warrant.

(a)                                 Warrant Register.  The Company will maintain a register (the “Warrant Register”) containing the name and address of the Holder.  Any Holder of this Warrant or any portion thereof may change such Holder’s address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this

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Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)                                 Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing.  Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

(c)                                  Transferability and Nonnegotiability of Warrant.  This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of legal opinions reasonably satisfactory to the Company, if such are requested by the Company); provided, however, that no opinion of counsel shall be required for any transfer of this Warrant (or any portion hereof) or any Warrant Shares issued upon exercise hereof in compliance with Rule 144 promulgated under the Act.  Any transfer of this Warrant shall be subject to (i) the transferee’s agreement in writing to be subject to the terms of this Warrant, (ii) the transferee’s execution and delivery to the Company of the Representation Statement attached hereto as Attachment C and (iii) the transferor’s execution and delivery to the Company of the Assignment Form annexed hereto as Attachment B (the “Assignment Form”).

(d)                                 Exchange of Warrant Upon a Transfer.  On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

8.                                      Holder’s Representations, Warranties and Covenants.  Holder, by its acceptance of this Warrant, is deemed to make the representations, warranties and covenants set forth on the Representation Statement annexed hereto as Attachment C, as of the date hereof and as of the date of any exercise of this Warrant, as though such representations, warranties and covenants were fully set forth herein.

9.                                      Reservation of Stock.  The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Stock a sufficient number of shares to provide for the issuance of Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend the Articles to provide sufficient reserves of shares of Stock for issuance upon exercise of this Warrant.  The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges caused or created solely by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

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10.                               Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery, (ii) the next business day after deposit with a nationally recognized overnight courier specifying next day delivery, with written verification of receipt, (iii) when sent by facsimile, if receipt is confirmed, or (iv) on the fifth (5th) business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested.

11.                               Amendments.  This Warrant and any term hereof may be changed, waived, discharged or terminated by either (i) an instrument in writing signed by the Company and the party against which enforcement of such change, waiver, discharge or termination is sought or (ii) the consent or approval of the Company and the holders of at least sixty-three point fifty percent (63.50%) of the 2nd Tranche Shares (as defined in the Purchase Agreement) then outstanding.  Thus, without limitation (and whether or not the Holder is a holder of 2nd Tranche Shares), this Warrant may be terminated, and any provision herein may be amended or waived, at any time by the holders of at least sixty-three point fifty percent (63.50%) of the outstanding 2nd Tranche Shares (acting together with the Company).

12.                               Adjustments.  The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)                                 Reclassification, etc.  If, at any time while this Warrant or any portion hereof remains unexpired, the Stock, by conversion, reclassification of securities or otherwise, shall change into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such conversion, reclassification or other change and the Exercise Price therefor (unless modified in respect of such conversion, reclassification or other change pursuant to the provisions of Section 12(a) above) shall be appropriately modified in the good faith discretion of the Board, all subject to further adjustment as provided in this Section 12.

(b)                                 Split, Subdivision or Combination of Shares.  If the Company, at any time while this Warrant or any portion hereof remains unexpired, shall split, subdivide or combine the outstanding shares of Stock into a different number of shares of Stock, then (i) in the case of a split or subdivision, the Exercise Price (unless modified in respect of such split or subdivision pursuant to the provisions of Section 12(a) above) shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price (unless modified in respect of such combination pursuant to the provisions of Section 12(a) above) shall be proportionately increased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.

(c)                                  Adjustments for Dividends in Stock or Other Securities or Property.  If, while this Warrant or any portion hereof remains unexpired, the holders of Stock shall receive, or, on or after the record date fixed for the determination of eligible stockholders, shall become entitled to receive, without payment therefor, additional shares of Stock by way of a dividend (“Additional Shares”), then and in each case, this Warrant shall represent the right to acquire, in addition to the number of Warrant Shares receivable upon exercise of this Warrant, and without payment of

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any additional consideration therefor, the amount of such Additional Shares that the Holder would hold on the date of such exercise had it been the holder of record of that number of Warrant Shares receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Warrant Shares and/or all other Additional Shares available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(d)                                 Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder of this Warrant a certificate signed by an executive officer setting forth the event requiring the adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment.  The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth:  (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of Warrant Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(e)                                  No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

13.                               Miscellaneous.

(a)                                 This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b)                                 This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized holiday, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific Time on the business day following such Saturday, Sunday or United States federally recognized holiday.

(c)                                  This Warrant may be executed in counterparts which, together, shall constitute but one original.

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IN WITNESS WHEREOF, RECEPTOS, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  June 29, 2011

COMPANY:

RECEPTOS, INC.
a Delaware corporation

By:
Name: Faheem Hasnain
Title: Chief Executive Officer

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ATTACHMENT A TO WARRANT

NOTICE OF EXERCISE

To:                             RECEPTOS, INC.

1.                                      The undersigned hereby:

elects to purchase                                      shares of Stock of RECEPTOS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full; or

elects to exercise the Net Issue Exercise features of the attached Warrant with respect to                                          shares of Stock of RECEPTOS, INC. pursuant to the terms of such Warrant.

2.                                      In exercising the attached Warrant, the undersigned hereby confirms and acknowledges the provisions of Attachment C (i.e., the Representation Statement) to such Warrant, which are incorporated herein by reference.

(Name)

(Date)	(Signature)

ATTACHMENT B TO WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint the Secretary of the Company to make such transfer on the books of RECEPTOS, INC. maintained for such purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee agrees to execute, and to abide by the provisions of, the Representation Statement attached to the Warrant as Attachment C thereto.

Dated:

Signature of Holder

ATTACHMENT C TO WARRANT

REPRESENTATION STATEMENT

The undersigned Holder represents, covenants and agrees as follows:

(i)                                    Purchase for Own Account.  The Warrant issued by RECEPTOS, INC., a Delaware corporation (the “Company”) to the Holder (the “Warrant”) and the shares of common stock of the Company issued upon exercise of the Warrant (the “Shares”) (together, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended, (the “1933 Act”), and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  Holder also represents that Holder has not been formed for the specific purpose of acquiring the Securities.

(ii)                                Disclosure of Information.  Holder believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities to be received by Holder under the Warrant.  Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the investment in the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

(iii)                            Investment Experience.  Holder understands that the investment in the Securities involves substantial risk.  Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of Holder’s investment in the Securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

(iv)                             Accredited Investor Status.  Holder is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

(v)                                 Restricted Securities.  Holder understands that the Securities will be characterized as “restricted securities” under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under the 1933 Act and applicable regulations thereunder, such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  In this connection, Holder represents that Holder is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.  Holder understands that the Company is under no obligation to register any of the Securities except as may be provided in that certain Second Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2009, by and among the Company and certain investors, as amended or amended and restated from time to time (the “Rights Agreement”).  Holder understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

(vi)                             Legends.  It is understood that the certificates evidencing the Securities will bear the legends set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect; provided, however, that no opinion of counsel shall be required for such a transfer in compliance with Rule 144.

(vii)                           “Market Stand-Off” Agreement.  Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the 1933 Act on a registration statement on Form S-1, Form S-2, or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, although such period may be extended upon agreement of any managing underwriter and the Company for up to seventeen (17) additional days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.  The foregoing provisions of this paragraph (vii) shall apply only to the Company’s first underwritten public offering of its Common Stock under the 1933 Act, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding shares of the Company’s Preferred Stock).  The underwriters in connection with such registration are intended third-party beneficiaries of this paragraph (vii) and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this paragraph (vii) or that are necessary to give further effect thereto.  Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

HOLDER

(Date)	(Name)

(Signature)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. CS-	December 23, 2011

WARRANT TO PURCHASE COMMON STOCK

OF

RECEPTOS, INC.

This certifies that, for value received,                                                                or its registered assigns (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from RECEPTOS, INC., a Delaware corporation (the “Company”), in whole or in part,                                                                                (              ) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Stock”).  This Warrant shall be exercisable at a per share exercise price initially equal to $0.01, although such price may be adjusted as provided in Section 12 below (the “Exercise Price”).

The number and character of, and the Exercise Price for, the Warrant Shares are subject to adjustment as provided herein and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.  The term “Warrant” as used herein shall mean this Warrant and any warrants delivered in substitution or exchange for this Warrant as provided herein.

1.                                      Term of Warrant.  Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term (the “Exercise Period”) commencing upon the close of business on December 23, 2011, and shall no longer be exercisable and shall terminate upon the earliest to occur of (i) the consummation of any Deemed Liquidation Event (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as in effect on the effective date of the Purchase Agreement), (ii) the date of the closing of the first sale of Common Stock in the Company’s first underwritten public offering of its Common Stock under the Securities Act of 1933, as amended (the “Act”), or (iii) the close of business on June 29, 2018.

2.                                      Exercise of Warrant.

(a)                                 Cash Exercise.  This Warrant may be exercised by the Holder, in whole or in part, during the Exercise Period by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto as Attachment A (the “Exercise Form”) duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.  The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.  A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Holder as promptly as practicable, and in any event within thirty (30) days, thereafter.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.  Except as provided in Section 12 below, no adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any dividends or distributions paid or payable to holders of record of Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b)                                 Net Issue Exercise.  In lieu of exercising this Warrant pursuant to Section 2(a) above, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect a “Net Issue Exercise” and specifying the number of Warrant Shares to be purchased, during normal business hours on any business day during the Exercise Period.  The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid.  Upon such exercise, the Holder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares computed as of the date of surrender of this Warrant to the Company using the following formula (appropriately adjusted in the event of a partial Net Issue Exercise):

X = Y(A-B)
             A

Where                                                             X =                 the number of shares of Stock to be issued to the Holder under this Section 2(b);

Y =                 the number of shares of Stock otherwise purchasable under this Warrant (as adjusted to the date of such calculation);

A =                 the fair market value of one share of the Stock at the date of such calculation;

B =                 the Exercise Price (as adjusted to the date of such calculation).

(c)                                  Fair Market Value.  For purposes of the above calculation, fair market value of one share of Stock shall be determined by the Company’s Board of Directors (the “Board”) in good faith; provided, however, that where there exists a public market for the Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Stock or the closing price quoted on any exchange on which the Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.  Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company’s initial public offering of Stock, the fair market value per share shall be the per share offering price to the public in the Company’s initial public offering.

3.                                      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share of Stock multiplied by such fraction.

4.                                      Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

5.                                      Rights of Stockholders.  Except as provided in Section 12 below, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of any capital stock of the Company for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to or from no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

6.                                      Registration Rights.  The Stock issuable upon exercise of this Warrant may be entitled to the registration rights provided in that certain Second Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2009, by and among the Company and certain investors.

7.                                      Transfer of Warrant.

(a)                                 Warrant Register.  The Company will maintain a register (the “Warrant Register”) containing the name and address of the Holder.  Any Holder of this Warrant or any portion thereof may change such Holder’s address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this

Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)                                 Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing.  Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

(c)                                  Transferability and Nonnegotiability of Warrant.  This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of legal opinions reasonably satisfactory to the Company, if such are requested by the Company); provided, however, that no opinion of counsel shall be required for any transfer of this Warrant (or any portion hereof) or any Warrant Shares issued upon exercise hereof in compliance with Rule 144 promulgated under the Act.  Any transfer of this Warrant shall be subject to (i) the transferee’s agreement in writing to be subject to the terms of this Warrant, (ii) the transferee’s execution and delivery to the Company of the Representation Statement attached hereto as Attachment C and (iii) the transferor’s execution and delivery to the Company of the Assignment Form annexed hereto as Attachment B (the “Assignment Form”).

(d)                                 Exchange of Warrant Upon a Transfer.  On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

8.                                      Holder’s Representations, Warranties and Covenants.  Holder, by its acceptance of this Warrant, is deemed to make the representations, warranties and covenants set forth on the Representation Statement annexed hereto as Attachment C, as of the date hereof and as of the date of any exercise of this Warrant, as though such representations, warranties and covenants were fully set forth herein.

9.                                      Reservation of Stock.  The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Stock a sufficient number of shares to provide for the issuance of Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend the Articles to provide sufficient reserves of shares of Stock for issuance upon exercise of this Warrant.  The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges caused or created solely by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

10.                               Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery, (ii) the next business day after deposit with a nationally recognized overnight courier specifying next day delivery, with written verification of receipt, (iii) when sent by facsimile, if receipt is confirmed, or (iv) on the fifth (5th) business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested.

11.                               Amendments.  This Warrant and any term hereof may be changed, waived, discharged or terminated by either (i) an instrument in writing signed by the Company and the party against which enforcement of such change, waiver, discharge or termination is sought or (ii) the consent or approval of the Company and the holders of at least sixty-three point fifty percent (63.50%) of the 2nd Tranche Shares (as defined in the Purchase Agreement) then outstanding.  Thus, without limitation (and whether or not the Holder is a holder of 2nd Tranche Shares), this Warrant may be terminated, and any provision herein may be amended or waived, at any time by the holders of at least sixty-three point fifty percent (63.50%) of the outstanding 2nd Tranche Shares (acting together with the Company).

12.                               Adjustments.  The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)                                 Reclassification, etc.  If, at any time while this Warrant or any portion hereof remains unexpired, the Stock, by conversion, reclassification of securities or otherwise, shall change into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such conversion, reclassification or other change and the Exercise Price therefor (unless modified in respect of such conversion, reclassification or other change pursuant to the provisions of Section 12(a) above) shall be appropriately modified in the good faith discretion of the Board, all subject to further adjustment as provided in this Section 12.

(b)                                 Split, Subdivision or Combination of Shares.  If the Company, at any time while this Warrant or any portion hereof remains unexpired, shall split, subdivide or combine the outstanding shares of Stock into a different number of shares of Stock, then (i) in the case of a split or subdivision, the Exercise Price (unless modified in respect of such split or subdivision pursuant to the provisions of Section 12(a) above) shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price (unless modified in respect of such combination pursuant to the provisions of Section 12(a) above) shall be proportionately increased and the Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.

(c)                                  Adjustments for Dividends in Stock or Other Securities or Property.  If, while this Warrant or any portion hereof remains unexpired, the holders of Stock shall receive, or, on or after the record date fixed for the determination of eligible stockholders, shall become entitled to receive, without payment therefor, additional shares of Stock by way of a dividend (“Additional Shares”), then and in each case, this Warrant shall represent the right to acquire, in addition to the number of Warrant Shares receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such Additional Shares that the Holder would hold on the date of such exercise had it been the holder of record of that number of Warrant Shares receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Warrant Shares and/or all other Additional Shares available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(d)                                 Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder of this Warrant a certificate signed by an executive officer setting forth the event requiring the adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment.  The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth:  (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of Warrant Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(e)                                  No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

13.                               Miscellaneous.

(a)                                 This Warrant shall be governed by the laws of the State of California as applied to agreements entered into in the State of California by and among residents of the State of California.

(b)                                 This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized holiday, the expiration date for this Warrant shall be extended to 5:00 p.m. Pacific Time on the business day following such Saturday, Sunday or United States federally recognized holiday.

(c)                                  This Warrant may be executed in counterparts which, together, shall constitute but one original.

IN WITNESS WHEREOF, RECEPTOS, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: December 23, 2011

COMPANY:

RECEPTOS, INC.
a Delaware corporation

By:
Name: Faheem Hasnain
Title: Chief Executive Officer

ATTACHMENT A TO WARRANT

NOTICE OF EXERCISE

To:                             RECEPTOS, INC.

1.                                      The undersigned hereby:

elects to purchase                                      shares of Stock of RECEPTOS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full; or

elects to exercise the Net Issue Exercise features of the attached Warrant with respect to                                          shares of Stock of RECEPTOS, INC. pursuant to the terms of such Warrant.

2.                                      In exercising the attached Warrant, the undersigned hereby confirms and acknowledges the provisions of Attachment C (i.e., the Representation Statement) to such Warrant, which are incorporated herein by reference.

(Name)

(Date)	(Signature)

ATTACHMENT B TO WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint the Secretary of the Company to make such transfer on the books of RECEPTOS, INC. maintained for such purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee agrees to execute, and to abide by the provisions of, the Representation Statement attached to the Warrant as Attachment C thereto.

Dated:

Signature of Holder

ATTACHMENT C TO WARRANT

REPRESENTATION STATEMENT

The undersigned Holder represents, covenants and agrees as follows:

(i)                                    Purchase for Own Account.  The Warrant issued by RECEPTOS, INC., a Delaware corporation (the “Company”) to the Holder (the “Warrant”) and the shares of common stock of the Company issued upon exercise of the Warrant (the “Shares”) (together, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended, (the “1933 Act”), and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  Holder also represents that Holder has not been formed for the specific purpose of acquiring the Securities.

(ii)                                Disclosure of Information.  Holder believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities to be received by Holder under the Warrant.  Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the investment in the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

(iii)                            Investment Experience.  Holder understands that the investment in the Securities involves substantial risk.  Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of Holder’s investment in the Securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

(iv)                             Accredited Investor Status.  Holder is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

(v)                                 Restricted Securities.  Holder understands that the Securities will be characterized as “restricted securities” under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under the 1933 Act and applicable regulations thereunder, such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  In this connection, Holder represents that Holder is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.  Holder understands that the Company is under no obligation to register any of the Securities except as may be provided in that certain Second Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2009, by and among the Company and certain investors, as amended or amended and restated from time to time (the “Rights Agreement”).  Holder understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

(vi)                             Legends.  It is understood that the certificates evidencing the Securities will bear the legends set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect; provided, however, that no opinion of counsel shall be required for such a transfer in compliance with Rule 144.

(vii)                           “Market Stand-Off” Agreement.  Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the 1933 Act on a registration statement on Form S-1, Form S-2, or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, although such period may be extended upon agreement of any managing underwriter and the Company for up to seventeen (17) additional days), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.  The foregoing provisions of this paragraph (vii) shall apply only to the Company’s first underwritten public offering of its Common Stock under the 1933 Act, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding shares of the Company’s Preferred Stock).  The underwriters in connection with such registration are intended third-party beneficiaries of this paragraph (vii) and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this paragraph (vii) or that are necessary to give further effect thereto.  Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

HOLDER

(Date)	(Name)

(Signature)